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                                                                   EXHIBIT 10.32

                      ABSOLUTE ASSIGNMENT OF MEMBERSHIP INTEREST

    THIS ABSOLUTE ASSIGNMENT OF MEMBERSHIP INTEREST ("Assignment") is made as of the 20th day of August, 1996 by and between LS CAPITAL CORPORATION, FORMERLY KNOWN AS LONE STAR CASINO CORPORATION, a Delaware corporation ("Assignor"), to LESLIE ALEXANDER ("Assignee").

                                 W I T N E S S E T H:

    WHEREAS, Assignor owns a seven percent (7%) Class B Membership Interest (the "Interest") in Manning Real Estate Associates L.L.C., a California limited liability company (the "Company") which is governed by that certain Limited Liability Company Operating Agreement dated as of June 1, 1995 ("Operating Agreement"); and

    WHEREAS, Assignor, Assignee and the other parties signatory thereto have entered into that certain Settlement Agreement ("Agreement") of even date herewith; capitalized terms used herein and not otherwise defined shall have the meaning ascribed for such term in the Agreement; and

    WHEREAS, pursuant to the terms of the Agreement, Assignor has agreed to grant, bargain, sell, transfer, convey, set over and deliver all of its right, title and interest in and to the Interest pursuant to the terms and provisions hereof.

    NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

    1.   SALE OF INTEREST.

         Assignor, without any further act or deed, hereby sells, transfer, and conveys to Assignee, and Assignee hereby purchases, acquires and receives, all of Assignor's right, title and interest in and to the Interest and all properties, privileges and rights related thereto, including, but not limited to, voting rights, all surplus and capital, and the accounts thereof, all rights in specific property of the Company, including all rights, interest, benefits, proceeds, rents, revenues, receipts, royalties, income, increase, profits, income, all sums or distributions (whether made in cash, tangible or intangible property of any kind or character, or otherwise) now and hereafter accruing thereto and arising in any manner with respect to such interest in the Company due or to become due to the Assignor. All of the foregoing interests, properties, privileges and rights hereby assigned and transferred to Assignee are hereinafter referred to as "Assigned Interests." Assignor hereby acknowledges and agrees that the conveyance to Assignee of the Assigned Interests is not intended to be a collateral assignment or other security device of any kind and is absolute in nature and that after the date of this Assignment, Assignor shall have no further interest or claims in, to or against the Assigned Interests.

         The parties have allocated a value of $590,000 to the Interest (which value Assignor and Assignee agree is the fair value of the Interest as of the date hereof) and Assignor shall receive a credit equal to $590,000 with respect to the Face Loan Amount (but not the Restructured Amount) on the date the Interest is transferred to Assignee on the books of the Company or the date that Assignee receives cash proceeds in an amount equal to $590,000 due to the exercise of the right of first refusal under the Operating Agreement.


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         The Assignor acknowledges and agrees that this Assignment shall not in any way obligate the Assignee or any of his successors and assigns to perform any of the now existing or hereafter accruing obligations of the Assignor under the Operating Agreement unless and until Assignee is admitted as a member of the Company in accordance with the terms of the Operating Agreement, and the Assignor agrees to perform any and all obligations of the Assignor under the Operating Agreement, whether heretofore or hereafter accruing or arising, all with the same effect as though this Assignment had not been executed or delivered by the Assignor prior to the time the Assigned Interests are transferred to Assignee in the Company's books and records.

         Assignor and Assignee acknowledge that the Interest has heretofore served as collateral for a loan from Assignee to Assignor. Assignor and Assignee acknowledge that the assignment of the Interest is a consensual sale and not an exercise of a secured party's rights and remedies.
Notwithstanding the foregoing acknowledgment and without any effect thereon, Assignor hereby waives any and all rights it may have to notice of intention to retain the Interest in its function as collateral and to compel disposition of the Interest in its function as collateral.

    2.   REPRESENTATIONS OF ASSIGNOR.

         Assignor hereby represents and warrants to Assignee as follows:

         (a) the Company is a valid and subsisting limited liability company and is duly organized and existing under applicable law, that the Operating Agreement is and remains in full force and effect and a true and correct copy of such Operating Agreement with all amendments as now in force and effect as of the date hereof, has been delivered to Assignee.

         (b) the Assignor has full right, power and authority to make this Assignment, and that neither the Assigned Interests nor any moneys distributable in respect thereof are subject to any lien, encumbrance or security interest other than the security interest previously granted the Assignee.

         (c) the Assignor is the owner of the Interest, which constitutes a seven percent (7%) interest in the Company.

         (d) the Assignor is not in default of any of its obligations or agreements under the Operating Agreement.

    3.   COVENANT OF ASSIGNOR.

         Assignor shall not authorize or consent to any amendment, revision or modification of the Operating Agreement nor waive any right to receive distributions in respect of the Assigned Interests without the prior written consent of Assignee.

    4.   OPERATING AGREEMENT.

         Assignor and Assignee acknowledge that the transactions contemplated by this Assignment are subject to the terms and provisions of the Operating Agreement.

    5.   FURTHER ASSURANCES.

         Assignor hereby agrees to execute and deliver, from time to time, any and all further, documents, agreements or other instruments, and to perform such acts, as Assignee may reasonably request to effect the purposes of this Assignment.


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    6.   BINDING EFFECT.

         This Assignment shall be binding upon Assignor and its successors and assigns.

    7.   INVALIDITY.

         In case any one or more of the provisions contained in this Assignment should be invalid, illegal, or unenforceable or set aside in any respect, the validity, legality or enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby, and said provision shall be affected only to the extent of such invalidity, illegality, unenforceability or setting aside.

    8.   COUNTERPARTS.

         This Assignment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together will constitute one and the same instrument.

    9.   GOVERNING LAW.

         THIS ASSIGNMENT SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS EXCEPT TO THE EXTENT THAT THE LAWS OF ANOTHER JURISDICTION MAY APPLY TO THE EXERCISE OF THE ASSIGNEE'S REMEDIES HEREUNDER.

    10.  AMENDMENT.

         No provision of this Assignment may be amended or modified except in writing signed by both parties hereto.

    IN WITNESS WHEREOF, Assignor and Assignee have duly executed and delivered this Assignment as of the date first above written.

Signed, sealed and Delivered
in the presence of:               ASSIGNOR:

                                  LS CAPITAL CORPORATION, FORMERLY KNOWN AS,
                                  LONE STAR CASINO CORPORATION, a Delaware corporation

___________________________       By:__________________________________________

___________________________       Name:________________________________________

                                  Title:_______________________________________

                                  ASSIGNEE:

___________________________       _____________________________________________
                                  LESLIE ALEXANDER
___________________________


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